UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2011, at the 29th Annual JPMorgan Healthcare Conference (the Conference), our President and Chief Executive Officer, Doug Godshall, made a publicly-webcast presentation during which he stated that our preliminary revenue for the fourth quarter ended December 31, 2010 is currently expected to be approximately $20 million and preliminary revenue for the full year 2010 is currently expected to be approximately $54 million.  Exhibit 99.1 attached hereto is the slide presentation used by Doug Godshall at the Conference which is incorporated herein by reference.

The information in this Item 2.02 to Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

Exhibit 99.1 attached hereto is the slide presentation used by our President and Chief Executive Officer Doug Godshall at the Conference which presentation is incorporated herein by reference.

The information in this Item 7.01 to Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Slide Presentation of Doug Godshall dated January 10, 2011

SAFE HARBOR

The information contained in this Form 8-K and exhibit 99.1 contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to our preliminary revenue estimates, the progress of, and presentation of data related to, clinical trials, expected timing of FDA regulatory filings and research and development activities. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission. We may update our risk factors from time to time in “Part II, Item 1A. Risk Factors” in our Quarterly Reports on Form 10-Q, or other current reports, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: January 10, 2011	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer and Chief Operating Officer